Exhibit 99.1

UHS Universal Hospital Services Service you can count on. ® Universal Hospital Services, Inc. February 2009 Investor Presentation

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties as detailed in our Annual Report on Form 10-K/A for the year ended December 31, 2007 as well as our other filings with the Securities and Exchange Commission. This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements 2

UHS – Who We Are

- Leading provider of medical equipment “Lifecycle Services”
- Customers: ~ 4,000 Hospitals, ~3,800 Alternate Sites, ~ 200 Manufacturers
- Equipment: ~ 600,000 units owned and managed
- Nationwide Footprint: ~80 district offices; 6 Centers of Excellence



District Office
Center of Excellence
District Office and Center of Excellence
Seattle
Spokane
Portland
Sacramento
Oakland
San Francisco
Fresno
Las Vegas
Pasadena
Anaheim
San Bernardino
San Diego
Phoenix
Tucson
Salt Lake City
Denver
Albuquerque
Honolulu
Fargo
Duluth
Marquette
Minneapolis
Green Bay
Sioux Falls
Rochester
Madison
Milwaukee
Grand Rapids
Detroit
Rockford
Iowa City
Omaha
Chicago
Toledo
Cleveland
Bloomington
Indianapolis
Columbus
Cincinnati
Kansas City
St. Louis
Wichita
Louisville
Springfield
Tulsa
Oklahoma City
Nashville
Knoxville
Memphis
Little Rock
Lubbock
Midland
Dallas
Birmingham
Jackson
Shreveport
Atlanta
Mobile
New Orleans
Austin
Bryan
San Antonio
Houston
McAllen
Rochester
Boston
Hartford
Long Island
Totowa/New York
Lancaster
Philadelphia
Pittsburgh
Baltimore/Washington D.C.
Charleston
Richmond
Norfolk
Raleigh
Charlotte
West Columbia
Jacksonville
Orlando
Tampa
West Palm Beach
Ft. Lauderdale

Sampling of Equipment Rental Products



Beds / Surfaces



Ventilators



IV Pumps



Wound Therapy



Bariatrics



Monitors

3

Examples Of Customers Group Purchasing Orgs Acute Care Hospitals Alternative Care Manufacturers 4

Equipment Based Solutions Wound prevention & care Patient handling / falls Medication errors / infectious disease Protocol & Measure Focus Product Focus Capital / Operating Costs Nursing productivity / satisfaction Patient safety / outcomes UHS Future Growth: Equipment Based Therapies & Solutions 5

Traditional Rental Peak Needs / Emergency Needs Bridging Capital Budget Periods Customer Need UHS Solution: Peak Needs Equipment Rental Peak Needs Rental = 10% Owned Equipment = 90% Equipment Needs Winter Spring Summer Fall ~ $300 million Market Strong growth opportunities in Bariatrics 6

Fully Outsourced Program

Customer Need

- Incremental Capital
- Operating Efficiencies
- Reduced Never Events

UHS Solution: Asset Management Program



Peak Needs Rental = 10%
Owned Equipment = 90%
Equipment Needs
Winter
Spring
Summer
Fall

~ $3 Billion Market

Asset Management Program

UHS is innovator;
Tipping point nearing;
Currently in 2nd Inning

7

Asset Management Provides 3 Basic Solutions 1. Incremental Capital to the Hospital: UHS buys existing equipment or funds upgrades 2. Enhanced Operating Efficiencies: People & Process: UHS Specialists in the Hospital deliver, pick up, clean, inspect, repair and track equipment Technology: State of the art reporting & tracking system integrates with the Hospital’s systems Leading to accretive operating results through dramatically enhanced utilization 3. Improved Nursing Satisfaction and Reduced Never Events as Nursing focuses on patient care 0% 20% 40% 60% 80% Pre-AMPP Post- AMPP Utilization 8

Growth Prospects: Dramatically Expanded Addressable Markets

Asset Management Program

~$3 Billion Market

~ $2 Billion Equipment Rental Market

Wound Prevention & Therapy

Surfaces



Negative Pressure Wound Therapy



smith&nephew

Patient Handling

Beds

Stretchers

Wheelchairs







stryker

Moveable Medical Equipment





UHS

9

Customer Growth Due to Differentiated Equipment Fleet and Service Levels Total Outsourcing Customers 4,000 5,000 6,000 7,000 8,000 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2003 2004 2004 2004 2004 2005 2005 2005 2005 2006 2006 2006 2006 2007 2007 2007 2007 2008 2008 2008 10

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Adjusted EBITDA Performance – YTD September $40 $50 $60 $70 $80 $90 2007 2008 +10.6% 11

$ in Millions at 12/31/08 $135 Bank Line Available Liquidity = $94 Usage = $41 (including LOCs, net of Cash on Hand) Liquidity Remains Robust 12

Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Leverage Trending Total Debt / LTM Adjusted EBITDA 3.0 3.5 4.0 4.5 5.0 5.5 6.0 Q1-99 Q3-99 Q1-00 Q3-00 Q1-01 Q3-01 Q1-02 Q3-02 Q1-03 Q3-03 Q1-04 Q3-04 Q1-05 Q3-05 Q1-06 Q3-06 Q1-07 Q3-07 Q1-08 Q3-08 Recap Recap Recap 13

$460 $135 $ 10 Debt Maturities Fixed and Floating Rate Notes Revolver 10.125% Notes Instruments 2015 2014 2013 2012 2011 2010 2009 Year No Material Debt Maturities Before 2013 14

 $72.2 $95.5 2007 A IDN AMPP signings Heavy spending for our new customers $70 + / - Net Accrual Capex $104 + / - 2008 E - Hospital Admissions / Elective Surgeries / Flu - Unemployment / Self Insured + Curtailed Hospital Capex + “Never Events” upgrades - Customer Health Adjusted EBITDA Wild Cards Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex 2009 Preliminary Outlook While Q1 comparisons may be challenging depending on flu, hospital census, etc.; UHS expects to produce another solid growth year in 2009 Estimated Guidance ($ millions) 15

Public Equity Setting (Stock Exchange) Short term Focused Private Equity Setting Building for the Longer Term Our Ownership Setting is a Huge Advantage! Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 2011 2010 2009 2008 16

Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Historically, recessions negatively impact hospital admissions; but challenging capital market settings push health care providers towards Rental vs. Purchase Tremendous growth opportunities in Wound Prevention & Therapy, Patient Handling and Asset Management UHS expects to continue its history of consistent performance even in difficult markets Adjusted EBITDA Track Record $20,000 $35,000 $50,000 $65,000 $80,000 $95,000 $110,000 2000 2001 2002 2003 2004 2005 2006 2007 2008E 17

Selected Reconciliations EBITDA Reconciliation: Q3 2008 and YTD 2008 EBITDA Reconciliation: 1998 – LTM September 2008 Depreciation and Amortization Reconciliation Other Reconciliations Appendix 18

Selected Reconciliations $ in Millions 3rd Quarter September YTD LTM 2007 2008 2007 2008 Sept 2008 Gross Margin FAS 141 Impact Depreciation 3.6 4.6 5.1 11.8 15.4 Inventory Adjustment 0.1 - 0.2 - - Occupancy - - - 0.1 0.2 Fixed Asset Disposals 0.9 0.5 1.0 1.5 2.4 Total Gross Margin FAS 141 Impact 4.6 $ 5.1 $ 6.3 $ 13.4 $ 18.0 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 20.8 21.3 56.0 64.9 86.3 Option Expense 2003 Stock Option Program - - (1.2) - - 2007 Stock Option Program (1.0) (0.7) (1.4) (1.9) (3.0) Other - (0.1) - (0.1) (0.1) Depreciation & Amortization (Intangibles) (0.8) (0.7) (3.6) (2.3) (3.0) FAS 141 Depreciation & Amortization (4.2) (4.0) (5.6) (12.3) (16.6) Other FAS 141 Impact (0.1) (0.1) (0.1) (0.3) (0.4) Management, Board, & Strategic Fees (0.3) (0.3) (0.8) (0.9) (1.1) Cash SG&A 14.4 15.4 43.4 47.1 62.1 Company Sale/Restructuring 2003 Stock Option Program Expense - - 6.7 - - Accounting, Legal & Investment Banking Advisory Fees 0.2 - 9.5 - - Severance/Relocation - - 0.9 - - Bridge Commitment Fee - - 3.5 - - Fees to BSMB - - 6.5 - - Total Company Sale/Restructuring 0.2 $ - $ 27.1 $ - $ - $ Loss on Extinguishment of Debt - $ - $ 23.4 $ - $ -$ 19

EBITDA Reconciliation Q3 2008 and YTD 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	3rd Quarter		September YTD	
	2007	2008	2007	2008
Net Cash provided by Operating Activities	$ 20.9	$ 22.7	$ 29.2	$ 51.0
Changes in Operating Assets and Liabilities	(9.1)	(9.7)	(6.6)	(6.5)
Other and Non-Cash Expenses	1.4	1.7	(29.9)	3.6
Income Tax Expense	(4.3)	(3.8)	(5.4)	(9.7)
Interest Expense	11.3	11.5	28.9	35.0
EBITDA	20.2	22.4	16.2	73.4
Management, Board, & Strategic Fees	0.2	0.3	0.8	0.9
Other	-	0.1	(0.7)	0.1
Stock Option Expense	1.0	0.7	2.6	1.9
FAS 141 Impact	1.1	0.6	1.3	1.9
Loss on Extinguishment of Debt	-	-	23.4	-
Transaction and Related Costs	0.2	-	27.1	-
Adjusted EBITDA	$ 22.7	$ 24.1	$ 70.7	$ 78.2

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EBITDA Reconciliations: 1998 – LTM Sept 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	LTM Sept 2008
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 51.6
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	6.8
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	5.1
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(14.0)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.3
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	95.8
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.1
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	3.0
FAS 141 Impact										2.4	3.0
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$ 103.0
Total Revenue	$ 69.4	$ 92.2	$ 106.0	$ 125.6	$ 153.8	$ 171.0	$ 199.6	$ 215.9	$ 225.1	$ 264.0	$ 287.8
Total Debt and Accrued Interest (end of period)	$ 153.8	$ 192.4	$ 199.0	$ 209.2	$ 205.8	$ 276.7	$ 301.9	$ 305.0	$ 315.0	$ 501.1	$ 518.0

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Depreciation & Amortization Reconciliation $ in Millions 3rd Quarter September YTD LTM 2007 2008 2007 2008 Sept 2008 Medical Equipment Depreciation 10.5 $ 11.3 $ 32.2 $ 34.7 $ 46.9 $ FAS 141 Medical Equipment Depreciation 3.6 4.5 5.0 11.7 15.3 Total Medical Equipment Depreciation 14.1 15.8 37.2 46.4 62.2 Other Gross Margin Depreciation 1.0 1.2 3.0 3.3 4.6 FAS 141 Other Gross Margin Depreciation - - 0.1 0.1 0.1 Total Other Gross Margin Depreciation 1.0 1.2 3.1 3.4 4.7 Gross Margin Depreciation 11.5 12.5 35.2 38.0 51.5 FAS 141 Gross Margin Depreciation 3.6 4.5 5.1 11.8 15.4 Total Gross Margin Depreciation 15.1 17.0 40.3 49.8 66.9 Selling, General, and Admin Depreciation 0.8 0.7 2.5 2.3 3.1 FAS 141 Selling, General, and Admin Depreciation 0.2 0.2 0.2 0.5 0.6 Total Selling, General, and Admin Depreciation 1.0 0.9 2.7 2.8 3.7 Amortization of Intangibles - - 1.2 - - FAS 141 Amortization of Intangibles 4.0 3.8 5.4 11.8 15.9 Total Amortization of Intangibles 4.0 3.8 6.6 11.8 15.9 Total Depreciation and Amortization 20.1 $ 21.7 $ 49.6 $ 64.4 $ 86.5 22

Other Reconciliations ACCRUAL CAPEX RECONCILIATION LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 Sept 2008 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 73.6 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - - MME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.1) + MME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 6.9 Accrual Capex 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 71.4 $ Acquisitions Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ UHS by Parent - - - - - - - (335.1) - Other - (7.8) - (1.9) (15.1) (1.1) - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - 23